UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2023

DENBURY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5851 Legacy Circle
Plano,	Texas	75024	(972)	673-2000
(Address of principal executive offices)		(Zip code)	(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	DEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On July 13, 2023, Denbury Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Exxon Mobil Corporation, a New Jersey corporation (“ExxonMobil”), and EMPF Corporation, a Delaware corporation and a wholly-owned subsidiary of ExxonMobil (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, on November 2, 2023, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of ExxonMobil (the “Surviving Corporation”). Capitalized terms used and not otherwise defined herein have the meaning set forth in the Merger Agreement, which is attached hereto as Exhibit 2.1.

At the effective time of the Merger (the “Effective Time”), each share of Company common stock, par value $.001 per share (the “Denbury Common Stock”) issued and outstanding immediately prior to the Effective Time (including the unvested restricted stock of the Company, but excluding shares of Denbury Common Stock held (1) in treasury (excluding Denbury Common Stock subject to or issuable in connection with a Company employee benefit plan) or (2) by ExxonMobil or Merger Sub, which were cancelled at the Effective Time) was cancelled and converted into the right to receive 0.840 shares of ExxonMobil common stock, without par value (“ExxonMobil Common Stock”) (together with cash in lieu of fractional shares, the “Merger Consideration”), without interest and subject to any applicable withholding taxes, in accordance with the Merger Agreement.

Additionally, each Company restricted stock unit (each, a “Denbury RSU”), each Company deferred stock unit (each, a “Denbury DSU”) and each Company performance stock unit whose vesting was subject to performance goals related to absolute or relative total shareholder return (each, a “Denbury TSR Performance Award”) that was outstanding immediately prior to the Effective Time, whether vested or unvested, automatically became fully vested and was canceled and converted into the right to receive the Merger Consideration in accordance with the Merger Agreement in respect of the total number of shares of Denbury Common Stock subject to each respective Denbury RSU, Denbury DSU and Denbury TSR Performance Award (in the case of the Denbury TSR Performance Awards, with such number determined based on actual performance levels, calculated in accordance with the underlying award agreements), without interest and subject to any applicable withholding taxes.

The issuance of ExxonMobil Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to ExxonMobil’s registration statement on Form S-4, as amended (File No. 333-274252), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on September 29, 2023.

The foregoing description of the Merger and the Merger Agreement, and the transactions contemplated thereby, is a summary only, does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference into this Current Report on Form 8-K.

The events described in this Current Report on Form 8-K took place in connection with the completion of the Merger.

Item 1.02 – Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on November 2, 2023, the Company terminated all outstanding lender commitments, including commitments of the lenders to issue letters of credit, under that certain Credit Agreement, dated as of September 18, 2020, by and among the Company, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, swingline lender, and letter of credit issuer, and the other parties and lenders party thereto from time to time, as amended, supplemented, or otherwise modified from time to time (the “Credit Agreement”). In connection with the termination of the Credit Agreement, on November 2, 2023, all outstanding obligations for principal, interest and fees under the Credit Agreement were paid off in full, and all liens securing such obligations and any letter of credit or hedging obligations permitted by the Credit Agreement to be secured by such liens and guarantees of such obligations were released.

Item 2.01 – Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01 – Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Prior to the completion of the Merger, shares of Denbury Common Stock were listed and traded on the New York Stock Exchange (the “NYSE”) under the trading symbol “DEN.” In connection with the completion of the Merger, the Company notified the NYSE that each eligible and outstanding share of Denbury Common Stock was converted into the right to receive 0.840 shares of ExxonMobil Common Stock and requested that the NYSE withdraw the listing of the Denbury Common Stock prior to the opening of the market on November 2, 2023. Upon the Company’s request, the NYSE filed a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the Denbury Common Stock and the deregistration of the Denbury Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Denbury Common Stock ceased being traded prior to the opening of the market on November 2, 2023, and is no longer listed on the NYSE.

In addition, the Company intends to file with the SEC a Form 15 requesting that the reporting obligations of the Company under Sections 13 and 15(d) of the Exchange Act be suspended and that the registration of Denbury Common Stock under Section 12(g) of the Exchange Act be terminated.
Item 3.03 – Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 1.02, Item 2.01, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of shares of Denbury Common Stock immediately prior to the Effective Time ceased to have any rights as a shareholder of Denbury other than the right to receive the Merger Consideration pursuant to the Merger Agreement.

Item 5.01 – Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, at the Effective Time, a change in control of the Company occurred and the Company became a wholly owned subsidiary of ExxonMobil.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, Christian S. Kendall, Kevin O. Meyers, Anthony M. Abate, Caroline G. Angoorly, James N. Chapman, Lynn A. Peterson, Brett R. Wiggs and Cindy A. Yeilding, such members comprising all of the directors of the Company prior to the Effective Time, resigned as directors of the Company effective as of the Effective Time. None of these resignations were a result of any disagreement with the Company, its management or its board of directors.

Also effective as of the Effective Time, each officer of the Company ceased his or her respective service as an officer of the Company.

Item 5.03 – Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, the certificate of incorporation of the Company, as the Surviving Corporation, was amended and restated as set forth in Exhibit 3.1 to this Current Report on Form 8-K. Additionally, the bylaws of the Company, as the Surviving Corporation, were amended and restated as set forth in Exhibit 3.2 to this Current Report on Form 8-K.

The foregoing disclosures are subject to and qualified in their entirety by reference to Exhibits 3.1 and 3.2 of this Current Report on Form 8-K, which are incorporated by reference into this Item 5.03.

Item 9.01 – Financial Statements and Exhibits

(d)Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
2.1†
Agreement and Plan of Merger, dated as of July 13, 2023, by and among Denbury Inc., Exxon Mobil Corporation and EMPF Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K/A, File No. 1-12935, filed with the SEC on July 31, 2023).

3.1*	Fourth Amended and Restated Certificate of Incorporation of Denbury Inc., dated November 2, 2023.
3.2*	Fifth Amended and Restated Bylaws of Denbury Inc., dated November 2, 2023.
104	The cover page has been formatted in Inline XBRL.

†    Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

*    Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Inc. (Registrant)
Date: November 2, 2023	By:	/s/ Kathleen Ash
Kathleen Ash
Chief Executive Officer

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